UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       June 12, 2008
Scripps Networks Interactive, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-34004	61-1551890

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCRIPPS NETWORKS INTERACTIVE, INC.
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

1.01	Entry into a Material Definitive Agreement	3

9.01	Financial Statements and Exhibits	4

Item 1.01.	Entry into a Material Definitive Agreement
Separation and Distribution Agreement
On June 12, 2008, Scripps Networks Interactive, Inc. (“SNI”) entered into a separation and distribution agreement with The E. W. Scripps Company (the “Scripps”) that contains the key provisions relating to the separation of SNI’s business and the distribution of SNI stock to Scripps’ shareholders. The separation and distribution agreement is included as Exhibit 2.01 in this Form 8-K.
Change in Control Plan
In connection with our pending separation from Scripps, we adopted in final form the Scripps Networks Interactive, Inc. Executive Change in Control Plan. The change in control plan is included as Exhibit 10.01 in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits
     (c)    Exhibits

Exhibit		Exhibit No.
Number	Description of Item	Incorporated

2.01	Separation and Distribution Agreement by and between The E. W. Scripps Company and Scripps Networks Interactive, Inc. dated as of June 12, 2008

10.01	Executive Change in Control Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.
BY: /s/ Joseph G. NeCastro
Joseph G. NeCastro
Executive Vice President and Chief Financial Officer

Dated: June 17, 2008

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